Disposals of Consolidated Entities	12 Months Ended
Dec. 31, 2018
Disposals Of Consolidated Entities
Disposals of Consolidated Entities

4. DISPOSALS OF CONSOLIDATED ENTITIES

On March 31, 2016, the Company disposed of Information Security Software Investment Limited (“ISSI”), a wholly-owned subsidiary, to an unrelated third party. On August 1, 2016, the Company also disposed of Dongguan Information Security Technology (China) Co., Ltd. (“IST DG”) to an unrelated third party. Both IST DG and ISSI were holding companies. The Company divested these two subsidiaries as being determined that they were no longer necessities for the organization. There was no consideration exchanged for the disposals that resulted in a total loss of approximately $0.6 million for the year ended December 31, 2016. In accordance with ASC 810-10-40, Deconsolidation of a Subsidiary, the Company derecognized the net assets associated with ISSI and IST DG on March 31, 2016 and on August 1, 2016, respectively, when the Company ceased to have controlling financial interest in these entities.

After various re-organizations by the Company, HPC was no longer affiliating, serving, or controlling any of the Company’s subsidiaries, and dissolved on December 22, 2017. The dissolution of HPC did not result in any gain or loss the year ended December 31, 2017.

SZ iASPEC was dissolved on October 26, 2018.The dissolution of SZ iASPEC did not result in any gain or loss for the year ended December 31, 2018.

None of the above-referenced disposals in 2018, 2017 or 2016 qualified as discontinued operations as they do not individually or in the aggregate represent a strategic shift that has had a major impact on the Company’s operations or financial results.